UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : June 25, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated December 1, 2002 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2002-D)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-04                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2002-D pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2002, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On June 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 25, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2002-D
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JPMorgan Chase Bank,
                                 not in its individual capacity but solely as Trustee under the
                                 Agreement referred to herein




Date:  June 27, 2003     By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         June 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  June 25, 2003




                                       Centex Home Equity Loan Trust 2002-D
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               June 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                              ENDING
                    FACE         PRINCIPAL                                                   REALIZED     DEFERRED    PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1         69,000,000.00     55,017,454.26    3,972,241.25     111,410.34    4,083,651.59     0.00     0.00       51,045,213.01
AF_2         18,500,000.00     18,500,000.00            0.00      47,175.00       47,175.00     0.00     0.00       18,500,000.00
AF_3         38,000,000.00     38,000,000.00            0.00     117,483.33      117,483.33     0.00     0.00       38,000,000.00
AF_4         60,100,000.00     60,100,000.00            0.00     235,892.50      235,892.50     0.00     0.00       60,100,000.00
AF_5          4,830,000.00      4,830,000.00            0.00      20,326.25       20,326.25     0.00     0.00        4,830,000.00
AF_6         21,160,000.00     21,160,000.00            0.00      82,171.33       82,171.33     0.00     0.00       21,160,000.00
AV          286,410,000.00    266,104,213.28    9,614,678.08     377,276.64    9,991,954.72     0.00     0.00      256,489,535.20
M_1          45,000,000.00     45,000,000.00            0.00      86,637.50       86,637.50     0.00     0.00       45,000,000.00
M_2          36,000,000.00     36,000,000.00            0.00      97,730.00       97,730.00     0.00     0.00       36,000,000.00
B            21,000,000.00     21,000,000.00            0.00      81,538.33       81,538.33     0.00     0.00       21,000,000.00
R_1                   0.00              0.00            0.00           0.00            0.00     0.00     0.00                0.00
TOTALS      600,000,000.00    565,711,667.54   13,586,919.33   1,257,641.22   14,844,560.55     0.00     0.00      552,124,748.21

AIO_I        82,656,000.00     54,000,000.00            0.00     225,000.00      225,000.00     0.00     0.00       54,000,000.00
AIO_II      106,380,000.00     60,600,000.00            0.00     202,000.00      202,000.00     0.00     0.00       60,600,000.00
X_IO                452.49    565,711,667.48            0.00           9.30            9.30     0.00     0.00      554,557,573.08
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1       152314FW5       797.35440957   57.56871377     1.61464261    59.18335638          739.78569580      AF_1       2.430000 %
AF_2       152314FX3     1,000.00000000    0.00000000     2.55000000     2.55000000        1,000.00000000      AF_2       3.060000 %
AF_3       152314FY1     1,000.00000000    0.00000000     3.09166658     3.09166658        1,000.00000000      AF_3       3.710000 %
AF_4       152314FZ8     1,000.00000000    0.00000000     3.92500000     3.92500000        1,000.00000000      AF_4       4.710000 %
AF_5       152314GA2     1,000.00000000    0.00000000     4.20833333     4.20833333        1,000.00000000      AF_5       5.050000 %
AF_6       152314GB0     1,000.00000000    0.00000000     3.88333318     3.88333318        1,000.00000000      AF_6       4.660000 %
AV         152314GC8       929.10238218   33.56963123     1.31726071    34.88689194          895.53275095      AV         1.760000 %
M_1        152314GD6     1,000.00000000    0.00000000     1.92527778     1.92527778        1,000.00000000      M_1        2.390000 %
M_2        152314GE4     1,000.00000000    0.00000000     2.71472222     2.71472222        1,000.00000000      M_2        3.370000 %
B          152314GF1     1,000.00000000    0.00000000     3.88277762     3.88277762        1,000.00000000      B          4.820000 %
TOTALS                     942.85277923   22.64486555     2.09606870    24.74093425          920.20791368

AIO_I         N/A          653.31010453    0.00000000     2.72212544     2.72212544          653.31010453      AIO_I      5.000000 %
AIO_II        N/A          569.65595037    0.00000000     1.89885317     1.89885317          569.65595037      AIO_II     4.000000 %
X_IO          N/A                ######    0.00000000    20.55294040    20.55294040                ######      X_IO       0.000000 %
------------------------------------------------------------------------------------------------  --------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                                 4 New York Plaza, 6th floor
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -5-

                                       Centex Home Equity Loan Trust 2002-D
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               June 25, 2003
                                           --------------------------

Sec. 7.09(ii)        Distributions Allocable to Principal
                     Group I
                     Scheduled Monthly Payments                                                                257,070.94
                     Curtailments                                                                               50,664.57
                     Prepayments in Full                                                                     2,953,250.50
                     Loans Repurchased by Seller                                                                     0.00
                     Substitution Amounts                                                                            0.00
                     Net Liquidation Proceeds                                                                        0.00

                     Group II
                     Scheduled Monthly Payments                                                                213,319.16
                     Curtailments                                                                               13,701.55
                     Prepayments in Full                                                                     7,666,087.68
                     Loans Repurchased by Seller                                                                     0.00
                     Substitution Amounts                                                                            0.00
                     Net Liquidation Proceeds                                                                        0.00

                     Subordination Increase Amount                                                           2,432,824.93
                     Excess Overcollateralization Amount                                                             0.00

Sec. 7.09(iv)        Class Interest Carryover Shortfall
                     Class AF-1                                                                                      0.00
                     Class AF-2                                                                                      0.00
                     Class AF-3                                                                                      0.00
                     Class AF-4                                                                                      0.00
                     Class AF-5                                                                                      0.00
                     Class AF-6                                                                                      0.00
                     Class AV                                                                                        0.00
                     Class M-1                                                                                       0.00
                     Class M-2                                                                                       0.00
                     Class B                                                                                         0.00

Sec. 7.09(v)         Class Principal Carryover Shortfall
                     Subordinate Certificates
                     Class M-1                                                                                       0.00
                     Class M-2                                                                                       0.00
                     Class B                                                                                         0.00

Sec. 7.09(vi)        Aggregate Loan Balance of Each Group
                     Group I Beginning Aggregate Loan Balance                                              197,607,454.26
                     Group I Ending Aggregate Loan Balance                                                 194,346,468.25

                     Group II Beginning Aggregate Loan Balance                                             368,104,213.22
                     Group II Ending Aggregate Loan Balance                                                360,211,104.83

Sec. 7.09(vii)       Overcollateralization
                     Total Overcollateralization Amount                                                      2,432,824.87
                     Total Required Overcollateralization Amount                                            15,300,011.54

Sec. 7.09(viii)      Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)        Substitution Amounts
                     Group I                                                                                         0.00
                     Group II                                                                                        0.00

Sec. 7.09(ix)        Loan Purchase Price Amounts
                     Group I                                                                                         0.00
                     Group II                                                                                        0.00

Sec. 7.09(x)         Weighted Average Net Coupon Rate
                     Group I                                                                                     8.9268 %
                     Group II                                                                                    8.6306 %

Sec. 7.09(xi)        Monthly Remittance Amount
                     Group I                                                                                 4,731,486.91
                     Group II                                                                               10,541,073.64

Sec. 7.09(xiii)      Weighted Average Gross Margin - Group II Loans                                              8.6844 %

Sec. 7.09(xiv)       Largest Loan Balance
                     Group I                                                                                   597,302.71
                     Group II                                                                                  760,711.70

Sec. 7.09(xv)        Basic Principal Amount
                     Group I                                                                                 3,260,986.01
                     Group II                                                                                7,893,108.39

Sec. 7.09(xvi)       Net Wac Cap Carryover Paid
                     Group I                                                                                         0.00
                     Group II                                                                                        0.00

Sec. 7.09(xvi)       Remaining Net Wac Cap Carryover
                     Group I                                                                                         0.00
                     Group II                                                                                        0.00
                     Subordinate                                                                                     0.00


Sec. 7.09(xviii)     Net Wac Cap
                     Group I Net WAC Cap                                                                           7.56 %
                     Group II Net WAC Cap                                                                          8.25 %
                     Subordinate Net WAC Cap                                                                       8.25 %

Sec. 7.09(xix)       Applied Realized Loss Amounts
                     Subordinate Certificates
                     Class M-1                                                                                       0.00
                     Class M-2                                                                                       0.00
                     Class B                                                                                         0.00

Sec. 7.09(xx)        Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)      Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                            Group 1
                                                                                      Principal
                                            Period                Number                Balance              Percentage
                                           30-59 days                     64             2,680,708.72                  1.38 %
                                           60-89 days                     18               678,781.73                  0.35 %
                                           90+days                        10               859,204.57                  0.44 %
                                           Total                      92                 4,218,695.02                  2.17 %
                                            Group 2
                                                                                      Principal
                                            Period                Number                Balance              Percentage
                                           30-59 days                     74             5,890,663.89                  1.64 %
                                           60-89 days                     35             2,773,684.57                  0.77 %
                                           90+days                        10               903,064.12                  0.25 %
                                            Total                        119             9,567,412.58                  2.66 %

                                            Group Totals
                                                                                      Principal
                                            Period                Number                Balance              Percentage
                                           30-59 days                    138             8,571,372.61                  1.55 %
                                           60-89 days                     53             3,452,466.30                  0.62 %
                                           90+days                        20             1,762,268.69                  0.32 %
                                            Total                        211            13,786,107.60                  2.49 %








Sec. 7.09(b)(ii)     Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                     17              981,502.15                  0.51 %
                                            Group 2
                                                                 Principal
                                            Number               Balance                Percentage
                                                     24            2,025,476.02                  0.56 %
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                     41            3,006,978.17                  0.54 %

Sec. 7.09(b)(iii)    Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                     19            1,529,203.13                  0.79 %
                                            Group 2
                                                                 Principal
                                            Number               Balance                Percentage
                                                     30            3,056,566.70                  0.85 %
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                     49            4,585,769.83                  0.83 %

Sec. 7.09(b)(iii)    Balloon Loans
                     Number of Balloon Loans                                                                          117.00
                     Balance of Balloon Loans                                                                   8,433,833.82

Sec. 7.09(b)(iv)     Number and Aggregate Principal Amounts of REO Loans
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %
                                            Group 2
                                                                 Principal
                                            Number               Balance                Percentage
                                                      1              107,418.80                  0.03 %
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      1              107,418.80                  0.02 %

Sec. 7.09(b)(v)      Book Value of REO Loans
                     Group I                                                                                          0.00
                     Group II                                                                                   107,525.00

Sec. 7.09(b)(vi)     Realized Losses
                     Group I
                     Monthly Realized Losses                                                                          0.00
                     Cumulative Realized Losses                                                                   9,073.00
                     Group II
                     Monthly Realized Losses                                                                          0.00
                     Cumulative Realized Losses                                                                       0.00

Sec. 7.09(b)(vii)    Net Liquidation Proceeds
                     Group I                                                                                          0.00
                     Group II                                                                                         0.00

Sec. 7.09(b)(viii)   60+ Delinquency Percentage (Rolling Three Month)                                             1.2134 %

Sec. 7.09(b)(ix)     Cumulative Loss Percentage
                     Cumulative Realized Losses Since Cut-Off Date                                                9,073.00
                     Aggregate Loan Balance as of the Cut-Off Date                                          600,000,452.50
                     Cumulative Loss Percentage                                                                     0.00 %

Sec. 7.09(b)(x)      Has a Trigger Event Occurred?                                                                      NO

                     1-Month LIBOR for Current Distribution Date                                                 1.32000 %




